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                                                                  EXHIBIT 10.(n)

                   AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

     This Amendment to Investment Advisory Agreement (this "Amendment") amends the Investment Advisory Agreement between ING Investment Management, LLC ("IIM") and ING Insurance Company of America, formerly known as Aetna Insurance Company of America ("Client"). This Amendment is dated as of August 26, 2003.

     1. BACKGROUND. IIM and Client are parties to an Investment Advisory Agreement, dated March 31, 2001, as amended (the "Agreement"), pursuant to which IIM provides Client with certain investment advisory services. IIM and Client wish to clarify the limited circumstances under which IIM may have custody of Client funds or securities under the Agreement. Although the parties do not intend by this Amendment to address whether or not Original Mortgage Documents (as defined below) are in fact securities, it is the intention of IIM and Client that, except as may be otherwise agreed from time to time, IIM will not have actual or constructive custody of Client funds or securities other than Original Mortgage Documents.

     2. AMENDMENT TO SECTION 3 OF THE AGREEMENT. Section 3 of the Agreement is hereby amended to add the following to the end of such Section:

         "Notwithstanding anything to the contrary in this Section 3, except with regard such Original Mortgage Documents as are selected by IIM from time to time, and as may otherwise be agreed between IIM and
         Client:

         (a) IIM shall not maintain physical custody of Client funds or securities; and

         (b) IIM shall not have the power to direct any custodian or other third party to transfer Client funds or securities, except in the case of
             (i) transactions involving a delivery vs. payment or vice versa,
             (ii) free receipts into Client Accounts, (iii) transfers between Client's own accounts, (iv) transfers to satisfy margin or collateral calls by brokers or other counterparties, and (v) other transactions that would not reasonably be considered to result in actual or constructive custody of Client funds or securities.

         "Original Mortgage Documents" means original (a) mortgage notes, (b) certificates of participation where more than one entity has invested in the mortgage via a participation agreement, and (c) letters of credit, as applicable, that are provided from time to time by borrowers as additional security."

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     3.  AMENDMENT TO SECTION 6 OF THE AGREEMENT. The second sentence of Section
6 of the Agreement is hereby amended to add the language highlighted in italics below:

         "EXCEPT AS SPECIALLY CONTEMPLATED BY SECTION 3, IIM shall not MAINTAIN CUSTODY OF CLIENT FUNDS OR SECURITIES OR OTHERWISE act as custodian for the Account."

     4. AMENDMENT TO SECTION 9 OF THE AGREEMENT. Section 9 of the Agreement is hereby amended to read as follows:

         SECTION 9. LIMITATION OF LIABILITY - In rendering services under this Agreement, IIM will not be subject to any liability to Client or to any other party for any act or omission of IIM except as a result of IIM's negligence, misconduct or violation of applicable law. Nothing herein shall in any way constitute a waiver or limitation of any rights of any party under applicable Federal or State law.

     5. AMENDED AGREEMENT. Except as specifically amended by this Amendment, each and every term of this Agreement remains in full force and effect.


CLIENT:                         ING INSURANCE COMPANY OF AMERICA


                                By: /s/ Paula Cludray-Engelke
                                    -----------------------------------
                                    Name:  Paula Cludray-Engelke
                                    Title: Secretary


IIM:                            ING INVESTMENT MANAGEMENT, LLC


                                By: /s/ Fred C. Smith
                                    -----------------------------------
                                    Name:  Fred C. Smith
                                    Title: Executive Vice President

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